UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2005 (August 3, 2005)
WQN, INC.
(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	000-27751 (Commission File Number)	75-2838415 (I.R.S. Employer Identification Number)
14911 Quorum Drive, Suite 140, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75254
(Zip Code)
972-361-1980
(Registrant’s telephone number,
including area code)
N/A
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Principal Officer; Appointment of Principal Officer
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Asset Purchase Agreement
$1,000,000 Promissory Note
Common Stock Purchase Warrant
Security Agreement

Item 1.01. Entry into a Material Definitive Agreement.
(a)	On August 3, 2005, we entered into a definitive Asset Purchase Agreement for the sale of substantially all of our operating assets related to our voice over internet protocol telephony business to VOIP, Inc. (“VOIP”) and VOIP Acquisition Company. We expect to receive, in exchange for our assets, 1,250,000 chares of VOIP common stock, a $3,700,000 note convertible into common or preferred stock of VOIP, and a warrant exercisable for up to 5,000,000 shares of VOIP common stock. The completion of the transactions contemplated by the Asset Purchase Agreement are conditioned upon the approval of our stockholders and the fulfillment of the other closing conditions set forth in the Asset Purchase Agreement. Pending satisfaction of those conditions, the sale is expected to close in the fourth quarter of 2005.
In addition, we made a $1,000,000 loan to VOIP evidenced by a Promissory Note concurrently with the execution of the Asset Purchase Agreement. The Promissory Note is due one year after issuance. The Promissory Note pays interest at 6% per year. Upon the closing of the transactions contemplated in the Asset Purchase Agreement, the Promissory Note is automatically cancelled. In connection with making the $1,000,000 loan, we also received a Common Stock Purchase Warrant permitting us to purchase up to 625,000 shares of VOIP’s common stock for $1.37 per share. Upon the closing of the transactions contemplated by the Asset Purchase Agreement, the Common Stock Purchase Warrant also is automatically cancelled.
The foregoing description of the Asset Purchase Agreement, the Promissory Note, the Common Stock Purchase Warrant and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, the Promissory Note, and the Common Stock Purchase Warrant, each of which is filed as an exhibit to this report.
Item 5.02. Departure of Principal Officer; Appointment of Principal Officer.
(a)	Michael Miller, our Chief Financial Officer, resigned effective August 9, 2005. David Montoya was appointed our Chief Accounting Officer by our board of directors effective as of August 9, 2005.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
10.1	Asset Purchase Agreement by and among WQN, Inc., VOIP, Inc., and VOIP Acquisition Company, Inc., dated as of August 3, 2005 (Exhibits Omitted)

10.2	$1,000,000 Promissory Note executed by VOIP, Inc. in favor of WQN, Inc., dated as of August 3, 2005.

10.3	Common Stock Purchase Warrant to acquire 625,000 of common stock of VOIP, Inc., executed by VOIP, Inc.

10.4	Security Agreement between VOIP, Inc. and WQN, Inc. dated as of August 3, 2005
FORWARD-LOOKING STATEMENTS
     The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of our control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2005	WQN, INC.
	By:	/s/ B. Michael Adler
B. Michael Adler
President and Chief Executive Officer